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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2006

                       CHASE MORTGAGE FINANCE CORPORATION
                                on behalf of the
                   Chase Mortgage Finance Trust Series 2006-S1
             (Exact name of registrant as specified in its charter)

               Delaware              333-130223           52-1495132
     (State or Other Jurisdiction   (Commission        (I.R.S. Employer
           of Incorporation)        File Number)    Identification Number)

     194 Wood Avenue South, 3rd Floor, Iselin, New Jersey            08830
           (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 205-0600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 6. Asset Backed Securities

     Item 6.02. Change of Servicer or Trustee

     On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of its corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 1, 2006, The Bank of New York became the successor paying agent pursuant to the terms and conditions set forth in the transaction documents identified in the Prospectus Supplement filed by the Registrant.

     The Bank of New York is a New York banking corporation and will act as the paying agent under the transaction documents. The Bank of New York has been, and currently is, acting as indenture trustee and trustee for numerous transactions and programs involving pools of residential mortgage loans.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION


Date: October 5, 2006                   By: /s/ Bruce Friedman
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                                            Authorized Signatory